                                                                     EXHIBIT 24
                                                                     ----------

                               POWER OF ATTORNEY

  WHEREAS, SANTA FE PACIFIC CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

  WHEREAS, the undersigned serve the Company in the capacity indicated;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints DENIS E. SPRINGER and JEFFREY R. MORELAND, his attorney with full power to act for him in his name, place and stead, to sign his name in the capacity set forth below, to the Annual Report on Form 10-K of the Company for the fiscal year ended
December 31, 1994, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned this 28th day of March, 1995.

/S/ JOSEPH F. ALIBRANDI                        /S/ JOHN J. BURNS, JR.
---------------------------------              ---------------------------------
Joseph F. Alibrandi, Director                  John J. Burns, Jr., Director


/S/ GEORGE DEUKMEJIAN                          /S/ ROBERT D. KREBS
---------------------------------              ---------------------------------
George Deukmejian, Director                    Robert D. Krebs, Chairman,
                                               President, Chief Executive
                                               Officer and Director


/S/ BILL M. LINDIG                             /S/ MICHAEL A. MORPHY
---------------------------------              ---------------------------------
Bill M. Lindig, Director                       Michael A. Morphy, Director


/S/ ROY S. ROBERTS                             /S/ JOHN S. RUNNELLS II
---------------------------------              ---------------------------------
Roy S. Roberts, Director                       John S. Runnells II, Director


/S/ JEAN HEAD SISCO                            /S/ EDWARD F. SWIFT
---------------------------------              ---------------------------------
Jean Head Sisco, Director                      Edward F. Swift, Director


/S/ ROBERT H. WEST
---------------------------------
Robert H. West, Director


                                      S-1